                                  EXHIBIT 32.2
                        CERTIFICATION OF PERIODIC REPORT

I, Cletus C. Glasener,  Vice  President-Finance  and Chief Financial  Officer of
Collins Industries,  Inc., certify pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly  Report on Form 10-Q of the Company for the  quarterly  period ended January 31, 2004 (the "Report")  fully complies with the  requirements  of
Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m
or 78o(d)); and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated:  July 29, 2005

                                       By:  /s/ Cletus C. Glasener
                                       -----------------------------------------
                                       Cletus C. Glasener, Vice President of
                                       Finance and Chief Financial Officer

[A signed  original of this written  statement  required by Section 906 has been provided to Collins Industries, Inc. and will be retained by Collins Industries,
Inc. and furnished to the Securities  and Exchange  Commission or its staff upon request.]